PPP LOAN	6 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
PPP LOAN

NOTE 7 – PPP LOAN

On April 22, 2020, the Company received loan proceeds of $370,000 (the “Original PPP Loan”) under the U. S. Small Business Administration’s (“SBA”) Paycheck Protection Program (“PPP”) established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), and on April 23, 2020, the SBA issued guidance that cast doubt on the ability of public companies to qualify for a PPP loan. As a result, out of an abundance of caution, on May 1, 2020, the Company repaid the full amount of the Original PPP Loan to Texas Capital Bank, N.A.

Upon the issuance of further guidance from the SBA, on June 2, 2020, the Company again received loan proceeds of $370,000 (the “New PPP Loan”) under the SBA PPP. The New PPP Loan is evidenced by a promissory note, dated as of May 28, 2020 (the “Note”), between the Company and Texas Capital Bank, N.A. The Note has a two-year term, bears interest at the rate of 1.00% per annum, and may be prepaid at any time without payment of any premium.  No payments of principal or interest are due during the six-month period beginning on the date of the Note. The principal and accrued interest under the Note are forgivable after eight weeks if the Company uses the New PPP Loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and otherwise complies with PPP requirements, with the full principal and accrued interest expected to be forgiven in full by the Company. As of June 30, 2020, the Company has accrued $300 in interest.